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                                  Exhibit 10(a)
                         Consent of Independent Auditors


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                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 14, 2003, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, included in Pre-effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-109580) and related Prospectus of Separate Account VA R.

                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
December 29, 2003